EXHIBIT 99.1

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Corporate History and Facilities

1,000
800
600
400
200
0
Capacity
(000 tonnes per year
1993: Acquired Dresden Papier (6 mills)
1994: Acquired Rosenthal pulp mill
1998-2000: Divested 4 non-core paper mills
1999 - Conversion & expansion of Rosenthal
2004e: Expected start-up of Stendal pulp mill
1993-1994
1999-2000
2004e
Pulp
Paper

MERCER

4

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Global Market Pulp

Global Pulp Demand by Grade

Sulphite 3%
High Yield 7%
Unbleached Kraft 6%
Bleached Softwood Kraft 45%
Bleached Hardwood Kraft 41%
NBSK 28%
SBSK 11%
Other 5%

Source: PPPC

Global NBSK Pulp Demand

13,000
12,000
11,000
10,000
9,000
8,000
7,000
1990
1992
1994
1996
1998
2000
2002

MERCER

6

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Market Pulp Trade Flows

Exports to Europe (non-CEPI): 571
Imports from: 546
Exports to North America: 187
Imports from: 4,615
Exports to Asia: 742
Imports from: 285
Exports to Rest of world: 100
Imports from: 395
Exports to Latin America: 18
Imports from: 2,047

Source: CEPI (2002)

MERCER

7

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EU Accession Countries

NORWAY
SWEDEN
ESTONIA
RUSSIA
LATVIA
LITHUANIA
Baltic Sea
BELARUS
GERMANY
POLAND
UKRAINE
CZECH REPUBLIC
SLOVAKIA
AUSTRIA
HUNGARY
SLOVENIA
ROMANIA
CROATIA
BOSNIA AND HERZEGOVINA
SERBIA AND MONTENEGRO
BULGARIA
Black Sea
ITALY
Adriatic Sea
FYR MACEDONIA
TURKEY
ALBANIA
GREECE
0 250 500
kilometers
© The Regional Environmental Center for Central and Eastern Europe

MERCER

8

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Pulp Pricing Cycles

NBSK European List Pricing
$1,000
$800
$600
$400
$200
1990
1992
1994
1996
1998
2000
2002
2004
Forecast
Source: RISI

9

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Low Cost NBSK Pulp Producer

DELIVERED CASH COST OF BSKP TO WESTERN EUROPE
ROSENTHAL vs. ALL MARKET PULP PRODUCERS
EUR/ADt
Estimate based on 5% increase of EUR vs CAD
COST LEVEL OF 2002
Estimate based on 1.25 USD/EUR
EXCHANGE RATE 1.05 USD/EUR
700
600
500
400
300
200
100
0
Depreciation and Interest
Distribution to Western Europe, Inland
Manufacturing Costs
EUROPE
Mainly NBSKP
6.6 million tons
CANADA
ALL NBSKP
7.3 million tons
USA NBSKP
1.0 million tons
USA Southern
Pine BSKP
2.5 million tons
Other Regions
Pine BSKP
3.0 million tons
NBSK
other

Source:
Jaakko Pöyry

17

MERCER

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World Class Assets

Industry Structure of NBSK Producers

Strong
Weak
Bratsk
Weyerhaeuser
Sodra
Metsa-Botnia
Ust-Ilimsk
Domtar
Mercer (post Stendal)
Bowater
Canfor
Stora Enso
Celgar
Norske Skog (Can)
IP
Pope & Talbot
Billerud
Boise-Cascade
Western Pulp
Heinzel
Mercer
Abitibi
Tembec
Avg. 405,000 t/a
Avg. 16 years
Average Mill Capacity (1,000 t/a)
800
700
600
500
400
300
200
100
0
30
25
20
15
10
5
0
Technical Age (years)

Source: Jaakko Pöyry, July 2002

18

MERCER

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Strong Fibre Supply

Hardwood
Softwood
Mixed
Stendal
Spreewald
Harz
Niederlausitz
Oberlausitz
Erzgebirge
Rosenthal

Fibre Costs (per tonne)

	1998	1999	2000	2001	2002	2003
SFK	$ 222	$ 226	$ 277	$ 251		
	24% (1998–2000)					
Mercer			€ 180	€ 184	€ 178	€ 178
			no volatility			

20

MERCER

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Wood Procurement

STINNES DB
Logistics
© by Stinnes AG
200
Straßenkm
300
Straßenkm
350
Straßenkm
180
Straßenkm
140
Straßenkm

21

MERCER

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Significant Leverage to Pulp Cycle

Impact on Operating Earnings
(effect of a $20/tonne change in pulp pricing per $100 invested)
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$1.33
$2.56
$5.51
$6.03
$1.50
$5.53
$9.67
Aracruz
Canfor
Tembec
Pope & Talbot
SFK
Mercer
current
2005e(1)

Appendix 1 contains supporting data

Source: Company Reports

22

MERCER

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Valuation

- Price to book multiples

2.0 x
1.5 x
1.0 x
0.5 x
0.0 x
2.0 x
1.0 x
0.7 x
1.9 x
0.9 x
0.6 x
0.5 x
Aracruz
Canfor
Tembec
Pope & Talbot
SFK Pulp
Mercer
(Adjust'd)

Appendix 2 contains supporting data

Source: Company Reports

27

MERCER

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Mercer International Inc.

Dec. 1999
Final Start-up of
Rosenthal post
conversion
Volume
Price
Closing Price
Daily Volume (000s)
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
1000
900
800
700
600
500
400
300
200
100
0
Jan-99
Jul-99
Jan-00
Jul-00
Jan-01
Jul-01
Jan-02
Jul-02
Jan-03
Jul-03

Quarterly EBITDA
European NBSK List Price
$/tonne
€ millions
$800
$700
$600
$500
$400
$300
$200
€ 25.0
€ 20.0
€ 15.0
€ 10.0
€ 5.0
€ 0.0
-€ 5.0
Prior to conversion of
Rosenthal pulp mill
Jan-99
Jul-99
Jan-00
Jul-00
Jan-01
Jul-01
Jan-02
Jul-02
Jan-03
Jul-03

MERCER

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EXHIBIT 99.1

[LOGO]

Mercer International Inc.

MERCER

Safe Harbour Statement

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. Certain information included in this presentation contains statements that are forward-looking, such as statements relating to results of operations and financial condition and business development activities, as well as capital spending and financing sources. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statements made by or on behalf of Mercer. For more information regarding these risks and uncertainties, review Mercer’s filings with the Securities and Exchange Commission.

March 1, 2004

[LOGO]

Mercer International – Investment Merits

•      Low Cost NBSK Producer with World Class Assets

•      Ideal Geographic Location Creates Unique Market Dynamics

•      Positioned Strategically Relative to Emerging Markets

•      Access to Stable, Low-Cost Fiber Sources

•      Significant Leverage to Pulp Cycle

•      Rapid Organic Growth

•      Long-Term, Low-Cost Debt Financing in Place

•      Undervalued Relative to Peer Group

Corporate History and Facilities Corporate History and Facilities

[CHART]

Stendal

552,000 tpy NBSK pulp (63.6% owned)

• Greenfield construction on track

Rosenthal

300,000 tpy NBSK pulp

• Low cost, high quality

• Profitable history

Heidenau

35,000 tpy specialty paper

• Wallpaper base with new non-wovens products

Fährbrücke

33,000 tpy specialty paper

• Décor, greaseproof and pre-impregnated papers

INDUSTRY OVERVIEW

Global Market Pulp

Global Pulp Demand by Grade

[CHART]

Global NBSK Pulp Demand

[CHART]

•      Pulp Market at Approximately 44 Million Tonnes

•      Total Pulp Demand Growth Averaging Approximately 3% Per Year

•      28% is NBSK (Northern Bleached Softwood Kraft)

Market Pulp Trade Flows

[GRAPHIC]

•      Europe is a Significant Pulp Importer

•      Best Markets are in the Center: Germany, Italy

EU Accession Countries

•      Consumption Growth within these Countries should be Significant

•      According to Jaakko Pöyry:

•      2000-2015 Demand Growth in Eastern Europe Almost Twice Global Average

•      Consumption Exceeds Production in Eastern European Accession Countries

•      Per Capita Consumption is Currently Lower than Western European Countries – but Growth Rate is Expected to be Faster

[GRAPHIC]

Source: Paper Market and Paper Industry in Eastern Europe, Jaakko Pöyry, May 2003

Pulp Pricing Cycles

NBSK European List Pricing

[CHART]

•      Steady Price Improvements Throughout 2003 with an Optimistic Outlook for 2004 and 2005

BUSINESS DETAILS

Mercer – A Global Scale NBSK Producer

• Rosenthal and Stendal

• Total Tonnes (NBSK)	852,000

• Total Investment (millions)
Grants	€375
Project Debt at Completion	€820
Total Construction and Conversion Costs	€1,176

• Number of Employees	1,090

• Annual Wood Consumption (millions)
Roundwood	2.5 m3
Residual Chips	2.0 m3

• Average Mill Production Cost	€299/tonne

Rosenthal – An Unparalleled Success

•      In 1999, Conversion of Rosenthal Mill to Kraft Pulp Production Created Unique Asset

•      Approximately €361 Million Invested (€101 million from grants)

•      Fastest Ever Start-up of an NBSK Facility

•      Capacity Increased From 160,000 Tonnes to 300,000 Tonnes

•      Strong Cost Position (€310/tonne*)

•      Lowest Quartile From a Global Delivered Cost Perspective

[GRAPHIC]

* 2003 cash production costs

Stendal Project – Near Term Growth Driver

•      €1 billion “Greenfield” Project is the Largest Industrial Project Investment in Eastern Germany

•      Qualifies for €274 Million of Grants

•      Capacity of 552,000 t/a

•      Production of Saleable Pulp Scheduled for Q3, 2004

•      Strong Cost Position (approx. €293/tonne*)

•      Proximity to Rosenthal Allows for Operating Synergies

•      Turnkey, Fixed-price EPC Contract (RWE)

[GRAPHIC]

Sources of Funding:	(MM)
Equity	€100
Grants	€274
Project debt	€637
Other	€26
Total	€1,037

* engineering cost estimate

Stendal Project – On Budget and On Time

[GRAPHIC]

Percent Complete at December 31/03

Average Stage of Completion	92%
Engineering	99.2%
Procurement & Equipment	99.4%
Delivery
Civil Works	92.8%
Mechanical Erection	70%
Start-up	Q3 2004

[GRAPHIC]

COMPETITIVE STRENGTHS

Competitive Strengths

•      One of Lowest Cost NBSK Producers in Industry

•      World Class Assets

•      Ideal Geographic Location

•      Unique End Market Dynamics

•      Shipping Cost and Customer Service Advantage

•      Strong Fibre Supply

•      Significant Leverage to Pulp Cycle

•      Hedging Activities Protect Against Interest Rate and Currency Fluctuations

Low Cost NBSK Pulp Producer

DELIVERED CASH COST OF BSKP TO WESTERN EUROPE
ROSENTHAL vs. ALL MARKET PULP PRODUCERS

[CHART]

World Class Assets

•      Highly efficient – Low Production Costs

•      New facilities – Reduced Capital Requirements, Runability

Industry Structure of NBSK Producers

[CHART]

Source: Jakko Poyry, July 2002

Ideal Geographic Location

•      Only Manufacturer in Europe’s Largest Pulp Import Market

•      Bordering on Emerging Markets in Central and Eastern Europe

•      “Westernization” Will Drive Above Average Growth in Per Capita Consumption

•      Access to Substantial, High Quality Fibre Supply

•      Needs for Stendal Already Secured

•      Proximity to Customers Reduces Transportation Costs and Provides Unique Customer Service Proposition

[GRAPHIC]

Strong Fibre

•      High Quality Fibre Supply

•      Rosenthal – Spruce

•      Stendal – Pine

•      Largest Consumer of Wood Chips in Germany

•      Typically 1 Year Contracts

•      Numerous Suppliers

•      Low Historical Volatility in Wood Chip Pricing

•      No Contracts Tied to Pulp Prices

[GRAPHIC]

	Fibre Costs (per tonne)
	1998	1999	2000	2001	2002	2003

SFK	$222	$226	$277	$251
	24%

Mercer			€180	€184	€178	€178
			no volatility

Notes:

SFK shown as per reported “adjusted fibre cost” representing current contract Dollar amounts shown are in Canadian dollars

Wood Procurement

[GRAPHIC]

Significant Leverage to Pulp Cycle

Impact on Operating Earnings

(effect of a $20/tonne change in pulp pricing per $100 invested)

[CHART]

Appendix 1 contains supporting data

Source: Company Reports

Long Term, Low Cost Debt Financing

•      Project Financings Benefit Our Equity Holders

•      Reduced Dilution

•      No Cash Sweep

•      Ring Fenced Structure

•      Government Guarantees, of 80% of Debt, is Maximized

•      Resulting in Low Cost Financing Structure

	Rosenthal		Stendal
Size	€191.7	m(1)	€668	m(2)

Term	15 years amortizing
Financing Cost	6.8%		5.6%
	(cap to ‘07)		(est. fixed)
EBITDA(3) / Interest
2003	1.7	x
2002	1.9	x
2001	2.2	x

Notes:

1.  Amount outstanding as at December 31, 2003; Rosenthal had €25.1 million of restricted cash at such date

2.  Initial permanent amounts available under the project facility

3. For discussion of EBITDA and limitations see page

Hedging Benefits

•      Protect Against Currency Movements

•      Monetized Currency Hedges in 2003 Fourth Quarter

•      Have Opportunity to Enter into New Contracts

•      Fix Interest Costs

•      Interest Rates Fixed at Favorable Levels

FINANCIAL HIGHLIGHTS &
VALUATION

Historical Financial Performance

	Years Ended December 31,
(€ millions)	2000		2001		2002		2003

Revenue	€258.9		€216.4		€239.1		€194.6
Operating EBITDA(1)	73.7		36.3		24.5		19.6
Operating Income (loss)	49.7		13.3		(1.1)		(4.5)
Net Income (loss)	32.0		(2.8)		(6.3	)(2)	(3.6	)(2)
per share	1.90		(0.17)		(0.38	)(2)	(0.21	)(2)
Operating Cash Flow	43.4		30.4		40.4		31.4
per share	2.57		1.80		2.41		1.86
Operating EBITDA
Interest coverage	4.8	x	2.2	x	1.8x		1.7x

Note:

1.  For discussion of EBITDA and limitations see page 32

2.  Excluding items related to the Stendal project, net income would have been €12.8 million and €3.1 million, or €0.76 and € 0.18 per share for the years ended December 31, 2002 and December 31, 2003, respectively.

Valuation

•      Price to book multiples

[CHART]

Adjusted - adds back the €43.2 million of Stendal non-cash mark-to-market unrealized derivative holding losses

Appendix 2 contains supporting data

Source: Company Reports

[LOGO]

Mercer International Inc.

[CHART]

[CHART]

Mercer International – Investment Merits

•      Low Cost NBSK Producer with World Class Assets

•      Ideal Geographic Location Creates Unique Market Dynamics

•      Positioned Strategically Relative to Emerging Markets

•      Access to Stable, Low-Cost Fiber Sources

•      Significant Leverage to Pulp Cycle

•      Rapid Organic Growth

•      Long-Term, Low-Cost Debt Financing in Place

•      Management Believes Undervalued Relative to Peer Group

Appendix 1

Significant Leverage to Pulp Cycle

Impact on Operating Earnings

(effect of a $20/tonne change in pulp pricing per $100 invested)

				Pope & Talbot		Mercer
	Aracruz	Canfor	Tembec		SFK	current	2005e(1)
Capacity (000 t/a)	2,400	1,173	2,228	830	338	300	852
Shares Outstanding (mil.)	1,030.7	81.3	85.8	15.6	59.3	17.1	27.7
Leverage per share	$0.05	$0.29	$0.52	$1.06	$0.11	$0.35	$0.61

Share price (2)	$3.50	$11.27	$9.43	$17.61	$7.60	$6.35	$6.35
Leverage per $100	$1.33	$2.56	$5.51	$6.03	$1.50	$5.53	$9.67

Notes:

1. Assumes a total of 10.645 million underlying shares issued through convertible debentures

2. US dollar prices as of December 31, 2003

chart on slide 22

Source: Company Reports

Appendix 2

Relative Book Valuation

•      Price to Book Multiples

(US$millions)	Aracruz	Canfor (1)	Tembec (1)	Pope & Talbot	SFK Pulp (1)	Mercer (1)	(Adjust’d) (2)
Market Cap.	3,612	709	626	275	348	109	109
Book Equity	1,801	723	904	146	393	167	222

Price to Book	2.01	0.98	0.69	1.89	0.89	0.65	0.49

Notes:

1. Translated to US dollars based on the December 31, 2003 exchange rate of $1.2597/€

2. Adds back the €43.2 million of Stendal mark-to-market unrealized derivative losses.

chart on slide 27

Source: Company Reports

EBITDA

EBITDA as presented herein refers to Operating EBITDA, defined as income from operations plus depreciation and amortization.  Management uses Operating EBITDA as a benchmark measurement of its own operating results, and as a benchmark relative to its competitors.  Operating EBITDA is not a measure of financial performance under accounting principles generally accepted in the United States, and should not be considered as an alternative to net income (loss) or income (loss) from operations as a measure of performance, nor as an alternative to net cash from operating activities as a measure of liquidity.  Operating EBITDA has significant limitations as an analytical tool, and should not be considered in isolation, or as a substitute for analysis of our results as reported under GAAP.  Operating EBITDA as calculated by us may differ from Operating EBITDA as calculated by other companies.

EBITDA Reconciliation

	For the Year Ended December 31, 2003	For the Year Ended December 31, 2002

Net loss, per income statement	€(3,593)	€(6,322)
Add (less): Minority interest	(5,647)	(10,965)
Income taxes (recovery)	3,172	(264)
Other expense	1,527	16,406
(Loss) income from operations	(4,541)	(1,145)
Add: depreciation and amortization	24,105	25,614
Operating EBITDA	€19,564	€24,469